UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Director

On March 1, 2021, the Board of Directors (the “Board”) of Beacon Roofing Supply, Inc. (the “Company”) set the size of the Board at twelve members, and upon the recommendation of its Nominating and Corporate Governance Committee, appointed Earl Newsome, Jr. as a new director to serve until the 2022 Annual Meeting of Shareholders. Mr. Newsome's board committee assignments have not yet been determined.

Mr. Newsome will be compensated on a pro-rated basis for his service on the Board in accordance with the Company’s compensation program for non-employee directors set forth on page 37 of the Company’s most recent proxy statement (filed January 15, 2021), including a pro-rated annual award of restricted stock units granted under the Company’s Second Amended and Restated 2014 Stock Plan based on the effective date of his appointment.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the appointment of Mr. Newsome is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Beacon Roofing Supply, Inc. press release dated March 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: March 3, 2021	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer